                                                                   Exhibit 10.34

From time to time, BioMarin Pharmaceutical has entered into equipment-backed loans with General Electric Capital Corporation. Each borrowing with General Electric Capital Corporation is evidenced by a loan package that includes a promissory note and collateral schedule. Pursuant to Item 601 of Regulation S-K, the following is a complete set of the documents related to a borrowing from General Electric Capital Corporation. Except as set forth on the following schedule, the documents associated with each borrowing are substantially identical in all material respects to the documents filed herewith.

                    Re-payment   Original
                       Term     Principal      Monthly    Interest
  Date   Start Date  (months)     Amount       Payment      Rate     Start Date                   Collateral
12/15/01  1/1/2002     36     3,531,450.00   111,629.00     9.11%     1/1/2002     Various pieces of specifically enumerated
                                                                                   equipment.
12/15/01  1/1/2002     42       692,706.00    19,236.00     9.30%     1/1/2002     Various pieces of specifically enumerated
                                                                                   equipment.
12/15/01  1/1/2002     36     1,280,660.00    40,482.00     9.11%     1/1/2002     Various pieces of specifically enumerated
                                                                                   equipment.
 5/20/02  6/1/2002     36       894,398.95    28,358.72     9.33%     6/1/2002     Various pieces of specifically enumerated
                                                                                   equipment.
 9/30/02 10/1/2002     36     1,320,126.56    41,156.84     8.11%    10/1/2002     Various pieces of specifically enumerated
                                                                                   equipment.
12/30/02  1/1/2003     36       393,942.35    12,242.53     8.06%     1/1/2003     Various pieces of specifically enumerated
                                                                                    equipment.

BioMarin will file copies of each omitted document at the request of the Commission at any time.

                           MASTER SECURITY AGREEMENT
                  dated as of December 15, 2001 ("Agreement")

     THIS AGREEMENT is between General Electric Capital Corporation (together with its successors and assigns, if any. "Secured Party"), and BioMarin Pharmaceutical Inc. ("Debtor"). Secured Party has an office at 5150 El Camino Real, Suite B-21, Los Altos, CA 94022. Debtor is a corporation organized and existing under the laws of the State of Delaware. Debtor's mailing address and chief place of business is 371 Bel Marin Keys Boulevard, Suite 210, Novato, CA 94949.

1.   CREATION OF SECURITY INTEREST.

     Debtor grants to Secured Party, its successors and assigns, a security interest in and against all property listed on any collateral schedule now or in the future annexed to or made a part of this Agreement ("Collateral Schedule"), and in and against all additions, attachments, accessories and accessions to such property, all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof (all such property is individually and collectively called the "Collateral"). This security interest is given to secure the payment and performance of all debts, obligations and liabilities of any kind whatsoever of Debtor to Secured Party, now existing or arising in the future, including but not limited to the payment and performance of certain Promissory Notes from time to time identified on any Collateral Schedule (collectively "Notes" and each a "Note"), and any renewals, extensions and modifications of such debts, obligations and liabilities (such Notes, debts, obligations and liabilities are called the "Indebtedness"). Unless otherwise provided by applicable law, notwithstanding anything to the contrary contained in this Agreement, to the extent that Secured Party asserts a purchase money security interest in any items of Collateral ("PMSI Collateral"); (i) the PMSI Collateral shall secure only that portion of the Indebtedness which has been advanced by Secured Party to enable Debtor to purchase, or acquire rights in or the use of such PMSI Collateral (the "PMSI Indebtedness"), and (ii) no other Collateral shall secure the PMSI Indebtedness.


2.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

     Debtor represents, warrants and covenants as of the date of this Agreement and as of the date of each Collateral Schedule that:

     (a) Debtor's exact legal name is as set forth in the preamble of this Agreement and Debtor is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the preamble of this Agreement, has its chief executive offices at the location specified in the preamble, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business operations;

     (b) Debtor has adequate power and capacity to enter into, and to perform its obligations under this Agreement, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing are called the "Debt Documents");

     (c) This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

     (d) No approval, consent or withholding of objections is required from any governmental authority of instrumentality with respect to the entry into, or performance by Debtor or any of the Debt Documents, except any already obtained;

     (e) The entry into, and performance by, Debtor of the Debt Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of or constitute a default under any contract to which Debtor is a party, or result in the creation of any lien, claim or encumbrance on any of Debtor's property (except for liens in favor of Secured Party) pursuant to any indenture, mortgage, deed of trust, bank loan, credit agreement or other agreement or instrument to which Debtor is a party;

     (f) There are no suits or proceedings pending in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Debt Documents, nor does Debtor have reason to believe that any such suits or proceedings are threatened;

     (g) All financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change in Debtors financial condition;

     (h) The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;

     (i) The Collateral is, and will remain, in good condition and repair and Debtor will not be negligent in its care and use;

     (j) Debtor is, and will remain, the sole and lawful owner, and in possession of, the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement; and

     (k) The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of any kind whatsoever, except for (i) liens in favor of Secured Party, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the judgment of Secured Party, any risk of the sale, forfeiture or loss of any of the Collateral, and (iii) inchoate materialmen's, mechanic's, repairmen's and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent (all of such liens are called "Permitted Liens").

3.   COLLATERAL.

     (a) Until the declaration of any default, Debtor shall remain in possession of the Collateral; except that Secured Party shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and
(ii) any other Collateral in which Secured Party's security interest may be perfected only by possession. Secured Party may inspect any of the Collateral during normal business hours after giving Debtor reasonable prior notice. If Secured Party asks, Debtor will promptly notify Secured Party in writing of the location of any Collateral.

     (b) Debtor shall (i) use the Collateral only in its trade or business, (ii) maintain all of the Collateral in good operating order and repair, normal wear and tear excepted, (iii) use and maintain the Collateral only in compliance with manufacturers recommendations and all applicable laws, and (iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens).

     (c) Secured Party does not authorize and Debtor agrees it shall not (i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the continental United States, or (iii) sell, rent, lease, mortgage, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral.

     (d) Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on its use, or on this Agreement or any of the other Debt Documents. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral and effect compliance with the terms of this Agreement or any of the other Debt Documents. Debtor agrees to reimburse Secured Party, on demand, all costs and expenses incurred by Secured Party in connection with such payment or performance and agrees that such reimbursement obligation shall constitute Indebtedness.

     (e) Debtor shall, at all times, keep accurate and complete records of the Collateral, and Secured Party shall have the right to inspect and make copies of all of Debtor's books and records relating to the Collateral during normal business hours, after giving Debtor reasonable prior notice.

     (f) Debtor agrees and acknowledges that any third person who may at any time possess all or any portion of the Collateral shall be deemed to hold, and shall hold, the Collateral as the agent of, and as pledge holder for, Secured Party. Secured Party may at any time give notice to any third person described in the preceding sentence that such third person is holding the Collateral as the agent of, and as pledge holder for, the Secured Party.

4.   INSURANCE.

     (a) Debtor shall at all times bear the entire risk of any loss, theft, damage to, or destruction of, any of the Collateral from any cause whatsoever.

     (b) Debtor agrees to keep the Collateral insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision, and if requested by Secured Party, against such other risks as Secured Party may reasonably require. The insurance coverage shall be in an amount no less than the full replacement value of the Collateral, and deductible amounts, insurers and policies shall be acceptable to Secured Party. Debtor shall deliver to Secured Party policies or certificates of insurance evidencing such coverage. Each policy shall name Secured Party as a loss payee, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide that coverage may not be cancelled or altered by the insurer except upon thirty (30) days prior written notice to Secured Party. Debtor appoints Secured Party as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to receive payment of and execute or endorse all documents, checks or drafts in connection with insurance payments. Secured Party shall not act as Debtors attorney-in-fact unless Debtor is in default. Proceeds of insurance shall be applied, at the option of Secured Party, to repair or replace the Collateral or to reduce any of the Indebtedness.

5. REPORTS.

     (a) Debtor shall promptly notify Secured Party of (i) any change in the name of Debtor, (ii) any change in the state of its incorporation or registration, (iii) any relocation of its chief executive offices, (iv) any relocation of any of the Collateral, (v) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (v) any lien, claim or encumbrance other than Permitted Liens attaching to or being made against any of the Collateral.

     (b) Debtor will deliver to Secured Party Debtors complete financial statements, certified by a recognized firm of certified public accountants, within ninety (90) days of the close of each fiscal year of Debtor. If Secured Party requests, Debtor will deliver to Secured Party copies of Debtors quarterly financial reports certified by Debtors chief financial officer, within ninety
(90) days after the close of each of Debtors fiscal quarter. Debtor will deliver to Secured Party copies of all Forms 10-K and 10-Q, if any, within 30 days after the dates on which they are filed with the Securities and Exchange Commission.

6. FURTHER ASSURANCES.

     (a) Debtor shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitation, Uniform Commercial Code financing statements) and shall do such other acts and things as Secured Party may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Debtor shall cooperate and do all acts deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral, and shall obtain and furnish to Secured Party any subordinations, releases, landlord waivers, lessor waivers, mortgagee waivers or control agreements, and similar documents as may be from time to time requested by, and in form and substance satisfactory to, Secured Party.

     (b) Debtor authorizes Secured Party to file a financing statement and amendments thereto describing the Collateral and containing any other information required by the applicable Uniform Commercial Code. Debtor irrevocably grants to Secured Party the power to sign Debtor's name and generally to act on behalf of Debtor to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral; this power is coupled with Secured Party's interest in the Collateral. Debtor shall, if any certificate of title be required or permitted by law for any of the Collateral, obtain and promptly deliver to Secured Party such cerficate showing the lien of this Agreement with respect to the Collateral. Debtor ratifies its prior authorization for Secured Party to file financing statements and amendments thereto describing the Collateral and containing any other information required by the Uniform Commercial Code if filed prior to the date hereof.

     (c) Debtor shall indemnify and defend the Secured Party, its successors and assigns, and their respective directors, officers and employees, from and against all claims, actions and suits (including, without limitation, related attorneys' fees) of any kind whatsoever arising, directly or indirectly, in connection with any of the Collateral.

7. DEFAULT AND REMEDIES.

     (a) Debtor shall be in default under this Agreement and each of the other Debt Documents if:

          (i) Debtor breaches its obligation to pay when due any installment or other amount due or coming due under any of the Debt Documents;

          (ii) Debtor, without the prior written consent of Secured Party, attempts to or does sell, rent, lease, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral;

          (iii) Debtor breaches any of its insurance obligations under Section
4;

          (iv) Debtor breaches any of its other obligations under any of the Debt Documents and fails to cure that breach within thirty (30) days after written notice from Secured Party;

          (v) Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect;

          (vi) Any of the Collateral is subjected to attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise, or if any legal or administrative proceeding is commenced against Debtor or any of the Collateral, which in the good faith judgment of Secured Party subjects any of the

Collateral to a material risk of attachment, execution, levy, seizure or confiscation and no bond is posted or protective order obtained to negate such risk;

     (vii) Debtor breaches or is in default under any other agreement between Debtor and Secured Party;

     (viii) Debtor or any guarantor or other obligor for any of the Indebtedness (collectively "Guarantor") dissolves, terminates its existence, becomes insolvent or ceases to do business as a going concern;

     (ix) If Debtor or any Guarantor is a natural person, Debtor or any such Guarantor dies or becomes incompetent;

     (x) A receiver is appointed for all or of any part of the property of Debtor or any Guarantor, or Debtor or any Guarantor makes any assignment for the benefit of creditors; or

     (xi) Debtor or any Guarantor files a petition under any bankruptcy, insolvency or similar law, or any such petition is filed against Debtor or any Guarantor and is not dismissed within forty-five
          (45) days.

     (xii) Debtor's improper filing of an amendment or termination statement relating to a filed financing statement describing the Collateral.

     (b) If Debtor is in default, the Secured Party, at its option, may declare any or all of the Indebtedness to be immediately due and payable, without demand or notice to Debtor or Guarantor. The accelerated obligations and liabilities shall bear interest (both before and after any judgment) until paid in full at the lower of eighteen percent (18%) per annum or the maximum rate not prohibited by applicable law.

     (c) After default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Secured Party shall have the right to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) with or without legal process, enter any premises where the Collateral may be and take possession of and remove the Collateral from the premises or store it on the premises, (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, or (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds from such disposition to the obligations then in default. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor's premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice that Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the known address of Debtor at least five (5) days prior to such action.

     (d) Proceeds from any sale or lease or other disposition shall be applied: first, to all costs of repossession, storage, and disposition including without limitation attorneys', appraisers', and auctioneers' fees; second, to discharge the obligations then in default; third, to discharge any other Indebtedness of Debtor to Secured Party, whether as obligor, endorser, guarantor, surety or indemnitor; fourth, to expenses incurred in paying or settling liens and claims against the Collateral; and lastly, to Debtor, if there exists any surplus. Debtor shall remain fully liable for any deficiency.

     (e) Debtor agrees to pay all reasonable attorneys' fees and other costs incurred by Secured Party in connection with the enforcement, assertion, defense or preservation of Secured Party's rights and remedies under this Agreement, or if prohibited by law, such lesser sum as may be permitted. Debtor further agrees that such fees and costs shall constitute Indebtedness.

     (f) Secured Party's rights and remedies under this Agreement or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of that or any other right, power or privilege. SECURED PARTY SHALL NOT BE DEEMED TO HAVE WAIVED ANY OF ITS RIGHTS UNDER THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT, INSTRUMENT OR PAPER SIGNED BY DEBTOR UNLESS SUCH WAIVER IS EXPRESSED IN WRITING AND SIGNED BY SECURED PARTY. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

     (g) DEBTOR AND SECURED PARTY UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS

AGREEMENT, ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

8. MISCELLANEOUS.

     (a) This Agreement, any Note and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party without notice to Debtor, and Debtor agrees not to assert against any such assignee, or assignee's assigns, any defense, set-off, recoupment claim or counterclaim which Debtor has or may at any time have against Secured Party for any reason whatsoever. Debtor agrees that if Debtor receives written notice of an assignment from Secured Party, Debtor will pay all amounts payable under any assigned Debt Documents to such assignee or as instructed by Secured Party. Debtor also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by Secured Party or Assignee.

     (b) All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth in this Agreement (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission, (ii) on the next business day after being sent by express mail, and (iii) on the fourth business day after being sent by regular, registered or certified mail. As used herein, the term "business day" shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in New York, New York are required or authorized to be closed.

     (c) Secured Party may correct patent errors and fill in all blanks in this Agreement or in any Collateral Schedule consistent with the agreement of the parties.

     (d) Time is of the essence of this Agreement. This Agreement shall be binding, jointly and severally, upon all parties described as the "Debtor" and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns.

     (e) This Agreement and its Collateral Schedules constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior understandings (whether written, verbal or implied) with respect to such subject matter. THIS AGREEMENT AND ITS COLLATERAL SCHEDULES SHALL NOT BE CHANGED OR TERMINATED ORALLY OR BY COURSE OF CONDUCT, BUT ONLY BY A WRITING SIGNED BY BOTH PARTIES. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation of this Agreement.

     (f) This Agreement shall continue in full force and effect until all of the indebtedness has been indefeasibly paid in full to Secured Party or its assignee. The surrender, upon payment or otherwise, of any Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Secured Party to retain the Collateral for such other Indebtedness as may then exist or as it may be reasonably contemplated will exist in the future. This Agreement shall automatically be reinstated if Secured Party is ever required to return or restore the payment of all or any portion of the Indebtedness (all as though such payment had never been made).

     (g) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CONNECTICUT (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE REGARDLESS OF THE LOCATION OF THE EQUIPMENT.

     IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.

SECURED PARTY:                            DEBTOR:

General Electric Capital Corporation      BioMarin Pharmaceutical Inc.

By: /s/ Diane Hernandez                   By: /s/ R.W. Anderson
    --------------------------------          ----------------------------------
Name: Diane Hernandez                     Title: CFO, COO, VP Finance & Admin.,
      ------------------------------             & Secretary
Title: Vice President                            -------------------------------
       -----------------------------      Name: Raymond W. Anderson
                                                --------------------------------

                                    AMENDMENT

     THIS AMENDMENT is made as of the 31 day of December, 2001, between General Electric Capital Corporation ("Secured Party") and Biomarin Pharmaceuticals, Inc. ("Debtor") in connection with that certain Master Security Agreement, dated or dated as of December 15, 2001 ("Agreement"). The terms of this Amendment are hereby incorporated into the Agreement as though fully set forth therein. Section references below refer to the section numbers of the Agreement. The Agreement is hereby amended as follows:

     2.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.
          ---------------------------------------------------

     Subsection (k)(ii) is hereby amended to replace the word "due" with the word "delinquent."

     3.   COLLATERAL.
          -----------

     Subsection (c) is hereby amended and replaced with the following:

          "(c) Debtor shall not, without the prior written consent of Secured Party, (i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the address specified in the Collateral Schedule, or
          (iii) sell, rent, lease, mortgage, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral."

     The first sentence of Subsection (d) is hereby amended by adding the words "and prior to delinquency" after the word "due."

     5.   REPORTS.
          --------

     Section 5 is hereby amended and replaced with the following:

          5.   REPORTS.

               (a) Debtor shall promptly notify Secured Party of (i) any change in the name of Debtor, (ii) any relocation of its chief executive offices or its state of organization, (iii) any relocation of any of the Collateral, which relocation may not be made unless Debtor has obtained the prior written consent of Secured Party, (iv) any of the Collateral with a value in excess of $5,000 being lost, stolen, missing, destroyed, materially damaged or worn out, or (v) any lien, claim or encumbrance other than Permitted Liens attaching to or being made against any of the Collateral.

               (b) Debtor will deliver to Secured Party financial statements as follows. If Debtor is a privately held company, then Debtor agrees to provide monthly financial statements, certified by Debtor's president or chief financial officer including a balance sheet, statement of operations and cash flow statement within 30 days of each month end and its complete audited annual financial statements, certified by a recognized firm of certified public accountants, within 120 days of fiscal year end or at such time as Debtor's Board of Directors receives the audit. If Debtor is a publicly held company, then Debtor agrees to provide quarterly unaudited statements and annual audited statements, certified by a recognized firm of certified public accountants, within 10 days after the statements are provided to the Securities and Exchange Commission ("SEC"). All such statements are to be prepared using generally accepted accounting principles ("GAAP") and, if Debtor is a publicly held company, are to be in compliance with SEC requirements.

     7.   DEFAULT AND REMEDIES.

     Section 7(a)(viii) is hereby amended and replaced with the following:

          (viii) Debtor or any guarantor or other obligor for any of the Indebtedness (collectively "Guarantor") dissolves, terminates its existence, becomes insolvent, ceases to do business as a going concern, or, without the prior written consent of Secured Party, (A) Debtor sells all or substantially all of its assets, or sells assets which constitute, or are an integral part of, the primary intellectual property of Debtor, or sells all or substantially all of the assets of the division of Debtor purchasing or using the Collateral, if applicable, or (B) Debtor becomes a party to any consolidation or merger where the Debtor is not the surviving entity, or (C) the stockholders of Debtor sell or transfer more than 50% of the outstanding voting stock of Debtor in a single transaction or a series of related transactions, or, (D) if Debtor is a publicly held company, any person or group of persons (within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Exchange Act) of 40% or more of the outstanding voting stock of Debtor;

     TERMS USED, BUT NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN TO THEM IN THE AGREEMENT. EXCEPT AS EXPRESSLY AMENDED HEREBY, THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT. IF THERE IS ANY CONFLICT BETWEEN THE PROVISIONS OF THE AGREEMENT AND THIS AMENDMENT, THEN THIS AMENDMENT SHALL CONTROL.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment simultaneously with the Agreement by signature of their respective authorized representative set forth below.

General Electric Corporation            Biomarin Pharmaceuticals, Inc.

By: /s/ Diane Hernandez                 By: /s/ Raymond W. Anderson
    ------------------------                -----------------------------------
Name: Diane Hernandez                   Name: Raymond W. Anderson
      ----------------------                  ---------------------------------
Title: Vice President                   Title: CFO, COO, VP of Finance & Admin.,
       ---------------------                   --------------------------------
                                               and Secretary
                                               --------------------------------

                              FINANCIAL COVENANTS

                                ADDENDUM NO. 001

                          TO MASTER SECURITY AGREEMENT

                         DATED AS OF December 15, 2001

THIS ADDENDUM (this "Addendum") amends and supplements the above referenced agreement (the "Agreement"), between General Electric Capital Corporation (together with its successors and assigns, if any, "Secured Party") and BioMarin Pharmaceutical ("Debtor") and is hereby incorporated into the Agreement as though fully set forth therein. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Note and Security Agreement.

The Agreement is hereby amended by adding the following:

     FINANCIAL COVENANTS.

          Debtor shall, at all times during the term of the Agreement, comply with the following:

          Maintain minimum Unrestricted Cash (as defined below) in the amount of $35,000,000. If this covenant is violated, Debtor will provide Secured Party within ten (10) days of such occurrence, (i) an irrevocable letter of credit in an amount equal to the total of Debtor's then outstanding Indebtedness to Secured Party under the Agreement or (ii) pay Secured Party the total of Debtor's then outstanding Indebtedness under the Agreement plus a penalty. If Debtor supplies Secured Party with the letter of credit, the letter of credit shall be released only upon Debtor's cash balances exceeding $50,000,000.

          Unrestricted Cash shall be defined as cash on hand plus investments in marketable securities with maturities of less than eighteen (18) months or secured by an agency of the U.S. government, less cash pledged to other parties and any contingent liability associated with similar cash covenants under leases, loans or other financial arrangements.

Except as expressly modified hereby, all terms and provisions of the Note and Security Agreement shall remain in full force and effect. This Addendum is not binding nor effective with respect to the Note and Security Agreement until executed on behalf of Secured Party and Debtor by authorized representatives of Secured Party and Debtor.

          IN WITNESS WHEREOF, Debtor and Secured Party have caused this Addendum to be executed by their duly authorized representatives as of the date first above written.


Secured Party:                             Debtor:

General Electric Capital Corporation       BioMarin Pharmaceutical

By: /s/ JOHN EDEL                          By: /s/ LOUIS DRAPEAU
   ---------------------------------

Name:   JOHN EDEL                          Name:   LOUIS DRAPEAU
     -------------------------------

Title:  SVP                                Title:  CFO
      ------------------------------


                                           Attest

                                           By: /s/ Kim R. Tsuchimoto

                                           Name:   Kim R. Tsuchimoto
                                                --------------------------------
                                                   VP, Controller

                       PREPAYMENT AGREEMENT AND AMENDMENT
                   TO PROMISSORY NOTE DATED DECEMBER 15, 2001

THIS PREPAYMENT AGREEMENT AND AMENDMENT TO PROMISSORY NOTE (this "Agreement") is made and entered into as of this 31st day of December, 2001 between General Electric Capital Corporation ("Secured Party") and BioMarin Pharmaceutical Inc. ("Debtor") in connection with that certain Master Security Agreement, dated or dated as of December 15, 2001 (the "Security Agreement"), and a Promissory Note ("Note") dated December 15, 2001, in the principal sum of One Million Two Hundred Eighty Thousand Six Hundred Sixty & 00/100 Dollars ($1,280,660.00), which is secured by the Security Agreement.

In consideration of, and as an inducement for Secured Party to enter into the Security Agreement and to fund the loan evidenced by the Note, and to secure the payment and performance of all obligations of Debtor to Secured Party under the Note, the Security Agreement and all other documents, riders, annexes and instruments executed in connection therewith (collectively, the "Agreements"), Debtor agrees as follows:

If at any point in time from the date of this Agreement, Debtor's Unrestricted Cash ("Unrestricted Cash" shall mean cash on hand, including investments in marketable securities with maturities of less than fourteen (14) months, less all long-term debt which is not subordinated to Secured Party) falls below $25,000,000 as set forth on any 10K or 10Q provided to Secured Party pursuant to the Agreements, Debtor will prepay to Secured Party, within ten (10) business days of the date of such 10K or 10Q, all indebtedness owed under the Note, in whole but not part, including, without limitation, the sum of (i) the then outstanding principal balance of the Note plus accrued interest, if any, and any other open, unpaid charges or amounts owing to Secured Party under the Note, plus (ii) a premium of four per cent (4%) if the prepayment is during Year 1 of the Note, a premium of three per cent (3%) if the prepayment is during Year 2 of the Note, a premium of two per cent (2%) if the prepayment is during Year 3 of the Note, and a premium of one per cent (1%) thereafter. The applicable premium will be calculated on the then outstanding principal balances of the Note. Year 1 with respect to the Note will mean the period consisting of the due date of the first (1st) installment through the due date of the twelfth (12th) installment under the Note and subsequent Years will refer to the subsequent twelve monthly payment periods under the Note.

The failure to prepay the Note within ten (10) business days as required by this Agreement shall constitute an event of default under all Agreements.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.


DEBTOR:                                     SECURED PARTY:
BioMarin Pharmaceutical, Inc.               General Electric Capital Corporation

By: /s/ R.W. ANDERSON                       By: /s/ JOHN EDEL
    ---------------------------                 --------------------------------

Name: R.W. Anderson                         Name: John Edel
      -------------------------                   ------------------------------

Title: VP Finance and                       Title: SVP
       Administration, CFO                         -----------------------------
       -------------------------

December 18, 2001


BioMarin Pharmaceutical, Inc.
371 Bel Marin Keys Boulevard, Ste. 210
Novato, CA 94949
Attention:   Raymond W. Anderson
             Chief Financial Officer, Chief Operating Officer

Gentlemen:

Reference is made to the Master Security Agreement dated December 15, 2001 (the "Security Agreement"), between BioMarin Pharmaceutical, Inc. ("Debtor") and General Electric Capital Corporation ("Secured Party") and all Promissory Notes thereunder (the "Agreements").

Notwithstanding any language to the contrary contained in the Agreements, provided that Debtor is not then in default under the Agreements and in the Event Secured Party does not consent to a transaction described in Section 7(a)(viii) of the Security Agreement, Debtor shall have the right, upon at least ten (10) business days prior written notice to Secured Party, to prepay all indebtedness owed under the Agreements simultaneously, in whole but not part, on the periodic installment due date designated in such notice by paying to Secured Party the sum of (i) the then outstanding principal balance for each Promissory Note under the Agreements plus accrued interest, if any, and any other open, unpaid charges or amounts owing to Secured Party, plus (ii) a premium of five per cent (5%) if the prepayment is during Year 1 of a Promissory Note, a premium of four per cent (4%) if the prepayment is during Year 2 of a Promissory Note, a premium of three per cent (3%) if the prepayment is during Year 3, and a premium of two per cent (2%) thereafter. The applicable premium will be calculated on the then outstanding principal balances of each Promissory Note. Year 1 with respect to a Promissory Note will mean the period consisting of the first (1st) through twelfth (12th) installments under the Promissory Note and subsequent Years will refer to the subsequent twelve monthly payment periods under the Promissory Note.

If Debtor elects to exercise this prepayment option, then this prepayment option must be exercised by Debtor before completing a transaction described in Section 7(a)(viii) of the Security Agreement. This option may not be exercised by a successor-in-interest to Debtor.

Sincerely,

General Electric Capital Corporation       Agreed: BioMarin Pharmaceutical, Inc.

By:    /s/ Diane Hernandez                 By:    /s/ Raymond W. Anderson
       -----------------------------              ------------------------------
Title: Vice President                      Title: CFO, COO, VP Finance & Admin.,
                                                   and Secretary
       -----------------------------              ------------------------------
Date:                                      Date:  12-20-01
       -----------------------------              ------------------------------

                           ADDITIONAL COLLATERAL RIDER
                           ---------------------------

This Additional Collateral Rider (this "Rider") is part of that certain Master Security Agreement dated December 15, 2001 and all Collateral Schedules thereto (collectively the "Contract") between GENERAL ELECTRIC CAPITAL CORPORATION (the "Secured Party") and BioMarin Pharmaceutical, Inc. ("Debtor"). Unless otherwise defined herein, all capitalized terms used in this Rider have the meanings set forth in the Contract.

1. As security for the full and faithful performance by Debtor of all of the Indebtedness as defined in the Contract and all other obligations of Debtor to Secured Party now or hereafter in existence, Debtor does hereby grant to Secured Party a continuing first priority security interest in all of Debtor's right, title and interest in and to the following (all hereinafter collectively called the "Additional Collateral"):

     . All Equipment (as defined in the Uniform Commercial Code) described on the attached Exhibit A, and wherever located, including but not limited to all laboratory, scientific, test and production equipment and all proceeds thereof, including insurance proceeds. This lien will stay in effect until all of Debtor's obligations under this financing are fulfilled.

2. In the event of a default by Debtor under the Contract or under any other obligation to Secured Party, Secured Party shall have all of the rights and remedies of a secured party under the Code with respect to the Additional Collateral in addition to any other rights which it may have under the Contract. Debtor shall have the same obligations with respect to the portion of the Additional Collateral constituting Equipment as it has under the Contract with respect to the Collateral financed under the Contract, including but not limited to the restrictions on moving, transferring, encumbering or giving up possession of, and the obligation to insure, such Additional Collateral constituting Equipment.

3. This agreement shall run to the benefit of Secured Party's successors and assigns. Except as expressly modified hereby, all of the terms and provisions of the Contract shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Rider simultaneously with the Master Security Agreement.

Dated: 12-20-01

GENERAL ELECTRIC CAPITAL
CORPORATION                              BIOMARIN PHARMACEUTICAL, INC.

BY: /s/  Diane Hernandez                 BY:    /s/ R. W. Anderson
   ------------------------------           -----------------------------

TITLE: Vice President                    TITLE: CFO, COO, VP Finance &
       --------------------------               Admin. and Secretary
                                                --------------------------

                           COLLATERAL SCHEDULE NO. 1

THIS COLLATERAL SCHEDULE NO. 1 is annexed to and made a part of that certain Master Security Agreement dated as of December 15, 2001 between General Electric Capital Corporation, together with its successors and assigns, if any, as Secured Party and BioMarin Pharmaceutical, Inc. as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Master Security Agreement) including without limitation that certain Promissory Note dated December 15, 2001 in the original principal amount of $3,531,450.00.

          See the attached Exhibit A, which more fully describes the equipment on this schedule.

          Note: Equipment is located at: 371 Bel Marin Keys Blvd., Ste. 210,
                                         Novato, CA 94949

                                         46 Galli Drive, Novato, CA 94949

                                         11 Pimentel Court, Novato CA 94949

                                         95 Digital Drive, Novato, CA 94949

Debtor authorizes Secured Party to file a financing statement and amendments thereto describing the above-described Collateral and containing any other information required by the applicable Uniform Commercial Code. Debtor irrevocably grants to Secured Party the power to sign Debtor's name and generally to act on behalf of Debtor to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of such Collateral; this power is coupled with Secured Party's interest in the Collateral. Debtor ratifies its prior authorization for Secured Party to file financing statements and amendments thereto describing the Collateral and containing any other information required by the Uniform Commercial Code if filed prior to the date hereof.

SECURED PARTY:                         DEBTOR:

General Electric Capital Corporation   BioMarin Pharmaceutical, Inc.

By: /s/ Diane Hernandez                By: /s/ Stuart J. Swiedler
    -----------------------                -------------------------------------
Title: VP                              Title: VP Scientific and Clinical Affairs
       --------------------                   ----------------------------------
Date:                                  Date: 12/26/01
      ---------------------                  -----------------------------------

                                PROMISSORY NOTE

                                December 15, 2001
                                -----------------
                                     (Date)

           371 Bel Marin Keys Boulevard, Suite 210, Novato, CA 94949
           ---------------------------------------------------------
                               (Address of Maker)

FOR VALUE RECEIVED, BioMarin Pharmaceutical, Inc. a Delaware corporation located at the address stated below ("Maker") promises, jointly and severally if more than one, to pay to the order of General Electric Capital Corporation or any subsequent holder hereof (each, a "Payee") at its office located at 5150 El Camino Real, Suite B-21, Los Altos, CA 94022 or at such other place as Payee or the holder hereof may designate, the principal sum of Three Million Five Hundred Thirty One Thousand Four Hundred Fifty & 00/100 Dollars ($3,531,450.00), with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of 9.10% percent per annum, to be paid in lawful money of the United States, in thirty six (36) consecutive monthly installments of principal and interest as follows:

       Periodic
    Installment                Amount
    -----------                ------
    Monthly               $111,629.00

(each "Periodic Installment"), and a final installment which shall be in the amount of the total outstanding principal and interest. The first Periodic Installment shall be due and payable on December 15, 2001 and the following Periodic Installments and the final installment shall be due and payable on the same day of each succeeding month (each, a "Payment Date"). Such installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date.

The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee's right to receive payment in full at such time or at any prior or subsequent time.

The Maker hereby expressly authorizes the Payee to insert the date value is actually given in the blank space on the face hereof and on all related documents pertaining hereto.

This Note is secured by the Master Security Agreement dated December 15, 2001 ("Security Agreement").

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after the same becomes due and payable; or (ii) Maker is in default under, or fails to perform under any term or condition contained in any Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or any Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

Notwithstanding anything to the contrary contained herein or in the Security Agreement, Maker may not prepay in full or in part any indebtedness hereunder without the express written consent of Payee in its sole discretion.

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event
(a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an "Obligor") who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee's actual attorneys' fees. Maker and each Obligor agrees that fees not in excess of twenty percent (20%) of the amount then due shall be deemed reasonable.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and any Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or any Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified, or altered to conform thereto.


                                      BioMarin Pharmaceutical, Inc.

/s/ JEFFREY TUCKIS                    By: /s/ STUART J. SWIEDLER
---------------------------------         --------------------------------------
(Witness)                             (Signature)

Jeffrey Tuckis                        Stuart J. Swiedler - VP Scientific and
---------------------------------     Clinical Affairs
(Print Name)                          ------------------------------------------
                                      Print name (and title, if applicable)
371 Bel Marin Keys Blvd. Ste. 210
Novato, CA 94947                      68-0397820
---------------------------------     ------------------------------------------
(Address)                             (Federal tax identification number)